                               INDEMNITY AGREEMENT


     This Indemnity Agreement is made and entered into as of the ___ day of _________, 19__ by and between PRICESMART, INC., a Delaware corporation (the "Company"), and _______________ ("Indemnitee").

     WHEREAS, Indemnitee is currently serving as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, and the Company wishes Indemnitee to continue in such capacity(ies);

     WHEREAS, the Amended and Restated Certificate of Incorporation (the "Restated Certificate of Incorporation") and the Amended and Restated Bylaws (the "Bylaws") of the Company each provide that the Company shall indemnify, in the manner and to the fullest extent permitted by the Delaware General Corporation Law (the "DGCL"), certain persons, including directors, officers, employees or agents of the Company, against specified expenses and losses arising out of certain threatened, pending or completed actions, suits or proceedings;

     WHEREAS, Indemnitee has indicated that he or she may not be willing to continue to serve as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise in the absence of indemnification in addition to that provided in the Restated Certificate of Incorporation and the Bylaws of the Company;

     WHEREAS, DGCL Section 145(f) expressly recognizes that the indemnification provisions of the DGCL are not exclusive of any other rights to which a person seeking indemnification may be entitled under the Restated Certificate of Incorporation or Bylaws of the Company, or an agreement providing for indemnification, or a resolution of stockholders or directors, or otherwise;

     WHEREAS, the Company, in order to induce Indemnitee to continue to serve in such capacity, has agreed to provide Indemnitee with the benefits contemplated by this Indemnity Agreement, and, as a result of the provision of such benefits, Indemnitee has agreed to continue to serve in such capacity; and

     WHEREAS, the Restated Certificate of Incorporation and Bylaws each expressly recognizes that the indemnification provisions of the Restated Certificate of Incorporation and Bylaws shall not be deemed exclusive of, and shall not affect, any other rights to which a person seeking indemnification may be entitled under any agreement, and this Indemnity Agreement is being entered into pursuant to the Restated Certificate of Incorporation and Bylaws as permitted by the DGCL, and as authorized by the stockholders of the Company.

     NOW, THEREFORE, in consideration of the promises, conditions and representations set forth herein, including Indemnitee's continued service as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise, the Company and Indemnitee hereby agree as follows:

     Section 1. DEFINITIONS. The following terms, as used herein, shall have the following meanings:

          (a) "Covered Claim" shall mean any threatened, pending or completed claim, action, suit or proceeding against Indemnitee based upon or arising out of any past, present or future act, omission, neglect or breach of duty, including, without limitation, any actual or alleged error, omission, misstatement or misleading statement, that Indemnitee may commit or suffer while serving in his or her capacity as a director, officer, employee and/or agent of the Company and/or, at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint




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     venture, trust or other enterprise (including, without limitation, employee benefit plans and administrative committees thereof), provided that such claim:

              (i) is not solely based upon and does not arise solely out of Indemnitee gaining in fact any personal profit or advantage to which Indemnitee is not legally entitled;

              (ii) is not for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any state law; and

              (iii) is not based solely upon and does not arise solely out of Indemnitee's knowingly fraudulent, deliberately dishonest or willful misconduct.

          (b) "Determination" shall mean a determination, based upon the facts known at the time, made by:

              (i) the Board of Directors of the Company, by the vote of a majority of the directors who are not parties to the action, suit or proceeding in question, at a meeting at which there is a quorum consisting solely of such disinterested directors;

              (ii) if such a quorum is not obtainable, or, even if obtainable, if directed by a majority of such disinterested directors at a meeting of the Board of Directors of the Company at which there is a quorum consisting solely of such disinterested directors, by independent legal counsel in a written opinion;

              (iii) the stockholders of the Company; or

              (iv) a court of competent jurisdiction in a final, nonappealable adjudication.

          (c) "Payment" shall mean any and all amounts that Indemnitee is or becomes legally obligated to pay in connection with a Covered Claim, including, without limitation, damages, judgments, amounts paid in settlement, reasonable costs of investigation, reasonable fees of attorneys, costs of investigative, judicial or administrative proceedings or appeals, costs of attachment or similar bonds, fines, penalties, excise taxes assessed with respect to employee benefit plans, and any expenses of establishing a right to indemnification under this Indemnity Agreement.

     Section 2. INDEMNIFICATION. The Company shall indemnify and hold harmless Indemnitee against and from any and all Payments to the extent that:

          (a) the Company shall not have advanced expenses to Indemnitee pursuant to the provisions of Article EIGHTH of the Company's Restated Certificate of Incorporation or otherwise and no determination shall have been made pursuant to such Article or the DGCL that the Indemnitee is not entitled to indemnification;

          (b) Indemnitee shall not already have received payment on account of such Payments pursuant to one or more valid and collectible insurance policies; and

          (c)  such indemnification by the Company is not unlawful.

Notwithstanding anything contained in this Indemnity Agreement to the contrary, except for proceedings to enforce rights to indemnification or advancement of expenses pursuant to Section 4 hereof, the Company shall have no obligation to indemnify Indemnitee in connection with a proceeding (or part thereof) initiated by Indemnitee unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of



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the Company.  Further, the Company shall have no obligation to indemnify
Indemnitee under this Indemnity Agreement for any amounts paid in a settlement of any action, suit or proceeding effected without the Company's prior written consent, which consent shall not be unreasonably withheld. The Company shall not settle any claim in any manner that would impose any obligation on Indemnitee without Indemnitee's prior written consent. Indemnitee shall not unreasonably withhold his consent to any proposed settlement.

     Section 3.  INDEMNIFICATION PROCEDURE; ADVANCEMENTS OF COSTS AND EXPENSES.

          (a) Promptly after receipt by Indemnitee of notice of the commencement or threat of commencement of any action, suit or proceeding, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Indemnity Agreement, notify the Company thereof in writing in the manner set forth in Section 9 hereof.

          (b) If at the time of receipt of such notice the Company has directors' and officers' liability insurance in effect, the Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Payments payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

          (c) All costs and expenses, including reasonable fees of attorneys, incurred by Indemnitee in defending or investigating such action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding; provided, however, that no such costs or expenses shall be paid by the Company if, with respect to such action, suit or proceeding, a Determination is made that:

              (i) Indemnitee did not act in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company;

              (ii) in the case of any criminal action or proceeding, Indemnitee had reasonable cause to believe his or her conduct was unlawful; or

              (iii) Indemnitee intentionally breached his or her duty to the Company or its stockholders.

Indemnitee hereby undertakes to and agrees that he or she will repay the Company for any costs or expenses advanced by or on behalf of the Company pursuant to this Section 3(c) if it shall ultimately be determined by a court of competent jurisdiction in a final, nonappealable adjudication that Indemnitee is not entitled to indemnification under this Indemnity Agreement.

          (d) If the Company shall advance the costs and expenses of any such action, suit or proceeding pursuant to Section 3(c) of this Indemnity Agreement, it shall be entitled to assume the defense of such action, suit or proceeding, if appropriate, with counsel reasonably satisfactory to Indemnitee, upon delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, the Company shall not be liable to Indemnitee under this Indemnity Agreement for any costs or expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable costs and expenses of investigation; provided, however, that:

              (i) Indemnitee shall have the right to employ separate counsel in any such action, suit or proceeding provided that the fees and expenses of such counsel incurred after delivery of notice by the Company of its assumption of such defense shall be at Indemnitee's own expense; and



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              (ii)  the fees and expenses of counsel employed by Indemnitee shall be at the expense of the Company if (aa) the employment of counsel by Indemnitee has previously been authorized by the Company,
          (bb) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense (provided that the Company shall not be required to pay for more than one counsel to represent two or more Indemnitees where such Indemnitees have reasonably concluded that there is no conflict of interest among them in the conduct of such defense), or
          (cc) the Company shall not, in fact, have employed counsel to assume the defense of such action, suit or proceeding.

          (e) All payments on account of the Company's advancement obligations under Section 3(c) of this Indemnity Agreement shall be made within twenty
     (20) days of Indemnitee's written request therefor. All other payments on account of the Company's obligations under this Indemnity Agreement shall be made within sixty (60) days of Indemnitee's written request therefor, unless a Determination is made that the claims giving rise to Indemnitee's request are not payable under this Indemnity Agreement. Each request for payment hereunder shall be accompanied by evidence reasonably satisfactory to the Company of Indemnitee's incurrence of the costs and expenses for which such payment is sought.

     Section 4. ENFORCEMENT OF INDEMNIFICATION; BURDEN OF PROOF. If a claim for indemnification or advancement of costs and expenses under this Indemnity Agreement is not paid in full by or on behalf of the Company within the time period specified in Section 3(e) of this Indemnity Agreement, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of such claim. In any such action, the Company shall have the burden of proving that indemnification is not required under this Indemnity Agreement.

     Section 5. PARTIAL INDEMNIFICATION. If the Indemnitee is entitled under any provision of this Indemnity Agreement to indemnification by the Company for some portion of any Payments, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of any such Payments to which the Indemnitee is entitled.

     Section 6. EMPLOYEE BENEFIT PLANS. The term "other enterprises," as used in this Indemnity Agreement, shall include employee benefit plans and any administrative committees thereof. All references in this Indemnity Agreement to "serving . . . at the Company's request" shall include any service by Indemnitee as a director, officer, employee, trustee and/or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan, its participants or beneficiaries. If Indemnitee acts in good faith and in a manner he or she reasonably believes to be in the interests of the participants and beneficiaries of any employee benefit plan, then, for purposes of Section 3(c)(i) hereof, Indemnitee shall be deemed to have acted in a manner he or she "reasonably believed to be in or not opposed to the best interests of the Company."

     Section 7. RIGHTS NOT EXCLUSIVE. The rights to indemnification and advancement of costs and expenses provided hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any charter document, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     Section 8. SUBROGATION. In the event of payment under this Indemnity Agreement by or on behalf of the Company, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers that may be required and shall do all things that may be necessary to secure such rights, including, without limitation, the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

     Section 9. NOTICE OF CLAIM. The Indemnitee, as a condition precedent to his or her right to be indemnified under this Indemnity Agreement, shall give to the Company notice in writing as soon as practicable



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of any claim made against him or her for which indemnity will or could be sought under this Indemnity Agreement. Notice to the Company shall be given at its principal office and shall be directed to the Corporate Secretary (or such other address as the Company shall designate in writing to the Indemnitee); notice shall be deemed received if sent by prepaid mail properly addressed, the date of such notice being the date postmarked. In addition, the Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within the Indemnitee's power.

     Section 10. CHOICE OF LAW. This Indemnity Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

     Section 11. JURISDICTION. The Company and Indemnitee hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action, suit or proceeding which arises out of or relates to this Indemnity Agreement, and agree that any action instituted under this Indemnity Agreement shall be brought only in the state courts of the State of Delaware.

     Section 12. COVERAGE. The provisions of this Indemnity Agreement shall apply to the Indemnitee's service as a director, officer, employee and/or agent of the Company and/or at the Company's request, as a director, officer, employee, trustee and/or agent of another corporation, partnership, joint venture, trust or other enterprise with respect to all periods of such service prior to and after the date of this Indemnity Agreement, even though the Indemnitee may have ceased such service at the time of indemnification hereunder.

     Section 13. ATTORNEYS' FEES. If any action, suit, or proceeding is commenced in connection with or related to this Indemnity Agreement, the prevailing party shall be entitled to have its costs and expenses, including, without limitation, reasonable attorneys' fees and reasonable expenses of investigation, paid by the losing party.

     Section 14. SEVERABILITY. In the event that any provision of this Indemnity Agreement is determined by a court to require the Company to do or to fail to do an act that is in violation of any applicable law, such provision shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and, as so limited or modified, such provision and the balance of this Indemnity Agreement shall be enforceable in accordance with their terms.

     Section 15. SUCCESSORS AND ASSIGNS. This Indemnity Agreement shall be binding upon all successors and assigns of the Company, including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law, and shall be binding upon and inure to the benefit of the heirs, executors and administrators of Indemnitee.

     Section 16. DESCRIPTIVE HEADINGS. The descriptive headings in this Indemnity Agreement are included for the convenience of the parties only and shall not affect the construction of this Indemnity Agreement.

     Section 17. COUNTERPARTS. This Indemnity Agreement may be executed in two counterparts, both of which taken together shall constitute one document.

     Section 18. AMENDMENT. No amendment, modification, termination or cancellation of this Indemnity Agreement shall be effective unless made in writing and signed by each of the parties hereto.



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     IN WITNESS WHEREOF, the Company and Indemnitee have executed this Indemnity
Agreement as of the day and year first above written.

                              PRICE ENTERPRISES, INC.



                              By
                                 -----------------------------------------------

                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              INDEMNITEE


                              --------------------------------------------------



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